Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

8.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	At December 31,
	2009	2010

Cost
Land	$5.0	$5.2
Buildings	278.8	392.4
Leasehold improvements	10.4	15.8
Machinery and equipment	404.3	813.0
Furniture, fixtures and electronic equipment	46.4	65.5
Motor vehicles	2.3	3.2

	747.2	1,295.1

Accumulated amortization	(134.6)	(242.9)

	612.6	1,052.2

Construction in process	165.0	274.0
Property, plant and equipment, net	$777.6	$1,326.2

Depreciation expense was $34.9 million, $58.2 million and $76.9 million for the years ended December 31, 2008, 2009 and 2010, respectively. Capitalized interest was $3.4 million, $9.0 million and $4.9 million for the year ended December 31, 2008, 2009 and 2010, respectively.

Construction in process primarily represents the construction of wafer processing plants and expansion of existing PV cell capacities.

Due to the rapid cost reduction and improving competitiveness of crystalline silicon solar panels, during the second quarter of 2010, the Company started to restructure operations at its Shanghai facility to focus on the manufacture of crystalline silicon solar cells. As part of the restructuring, the Company has ceased the plan to manufacture amorphous silicon thin film solar panels. As a result, the Company recognized a thin film equipment impairment charge from abandonment of related assets of approximately $54.6 million.

The Company conducts a significant portion of its operations from leased machinery and equipment in Wuxi and Shanghai and a portion of these arrangements are in forms of sales and leaseback. The deferred loss from the sales and leaseback arrangements are immaterial. See Note 19, “Capital lease obligations”, for further details.